                        SUPPLEMENT DATED JULY 17, 2004
                        TO PROSPECTUS DATED MAY 1, 2004

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
             PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 2004 for Preference Plus Select Variable Annuity Contracts. This Supplement describes an additional optional benefit: a Guaranteed Withdrawal Benefit. This benefit guarantees that you can withdraw a minimum amount over time equal to your initial purchase payment (and any applicable Guaranteed Withdrawal Benefit Bonus) provided withdrawals or amounts applied to a pay-out option do not exceed the Annual Benefit Payment. (The initial Annual Benefit Payment is currently, 7% of your initial purchase payment and any applicable Guaranteed Withdrawal Benefit Bonus.)

1.  Table of Expenses

Add the following to the second table after the "Optional Guaranteed Minimum Income Benefit" on page 9:

   Optional Guaranteed Withdrawal Benefit (7)            Current Charge: .50%
                                              Maximum Guaranteed Charge: .95%

Substitute the following for footnote 7 on page 9:

/7/ The charge for the Guaranteed Minimum Income Benefit and the Guaranteed
    Withdrawal Benefit is a percentage of your guaranteed minimum income base or Guaranteed Withdrawal Amount, respectively, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once you are in the pay-out phase of your contract. The Fixed Account is not available with a Deferred Annuity issued in New York State with the Guaranteed Minimum Income Benefit and, when available, in Washington State with the Guaranteed Minimum Income Benefit. If you elect an Optional Reset of the Guaranteed Withdrawal Benefit on the fifth Contract Anniversary or thereafter, as permitted under this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.

2.  Accumulation Unit Values for each Investment Division

Add the following to the paragraph prior to the tables and charts on page 17:

Because the Guaranteed Withdrawal Benefit was introduced after December 31, 2003, the accumulation unit values tables and charts do not reflect this optional benefit.

3.  Examples

Add at the end of page 12:

Examples

The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost
   Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
 . you select the B Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit; and . you fully surrender your contract, with applicable withdrawal charges deducted.

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Maximum $1105   $1763   $2414   $4406
                    Minimum $1004   $1467   $1930   $3517

Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost
   Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
 . you select the B Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit: and . you do not surrender your contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Maximum  $405   $1223   $2054   $4406
                    Minimum  $304   $ 927   $1570   $3517

Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
 . you select the Bonus Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit; and . you fully surrender your contract, with applicable withdrawal charges deducted.

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Maximum $1346   $2078   $2819   $4838
                    Minimum $1246   $1780   $2333   $3964

Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
 . you select the Bonus Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit; and . you do not surrender your contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Maximum  $441   $1354   $2274   $4834
                    Minimum  $341   $1055   $1788   $3959

Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
 . you select the C Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit; and . you surrender your contract (although no withdrawal charges apply to the C
   Class, the annual contract fee is deducted when the Deferred Annuity is surrendered regardless of the amount of the total Account Balance).

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Maximum  $441   $1320   $2208   $4674
                    Minimum  $341   $1027   $1732   $3817

Example 6. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
 . you select the C Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit; and . you do not surrender your contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges apply to the C Class).

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Maximum  $437   $1316   $2204   $4669
                    Minimum  $336   $1023   $1728   $3813

Example 7. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost
   Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios; . a total Account Balance of $80,000 (for purposes of determining the impact of the Annual Contract Fee);

 . you select the L Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit; and . you fully surrender your contract with applicable withdrawal charges deducted.

                                                             1 Year 3 Years 5 Years 10 Years
                                                             ------ ------- ------- --------
Maximum..................................................... $1125   $1727   $2138   $4552
Minimum..................................................... $1025   $1432   $1659   $3681

Example 8. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
 . reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost
   Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $80,000 (for purposes of determining the impact of the Annual Contract Fee);
 . you select the L Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; . you select the Guaranteed Withdrawal Benefit and have exercised the Optional
   Reset at the end of the fifth contract year with a maximum charge of 0.95% of the Guaranteed Withdrawal Amount;
 . you select the Earnings Preservation Benefit; and . you do not surrender your contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                             1 Year 3 Years 5 Years 10 Years
                                                             ------ ------- ------- --------
Maximum.....................................................  $422   $1273   $2134   $4548
Minimum.....................................................  $321   $ 978   $1655   $3677

4.  The Deferred Annuity

Add the following to this section on page 31:

An additional optional benefit available is the Guaranteed Withdrawal Benefit.

You may not have the Guaranteed Withdrawal Benefit and Guaranteed Minimum Income Benefit in effect at the same time.

5.  Charges

Add as a new section after "Optional Guaranteed Minimum Income Benefit" on page 49:

Optional Guaranteed Withdrawal Benefit

The Guaranteed Withdrawal Benefit is available for an additional charge of 0.50% of the Guaranteed Withdrawal Amount (as defined in this Prospectus), deducted at the end of each

Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account. If you elect an Optional Reset of the Guaranteed Withdrawal Benefit on the fifth Contract Anniversary or later, as permitted under the benefit, we may increase the charge for this benefit to the then current charge, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.

6.  Optional Benefits

Add to the first paragraph of the "Guaranteed Minimum Income Benefit" on page
63:

You may not have this benefit and the Guaranteed Withdrawal Benefit in effect at the same time. Under this benefit, an owner who is a natural person and the annuitant must be the same.

Add as a new section after "Guaranteed Minimum Income Benefit" on page 72:

                         Guaranteed Withdrawal Benefit

You may purchase this benefit at application (up to but not including age 86 except for the Bonus Class where the maximum issue age is 80). This benefit guarantees that you can withdraw a minimum amount over time (the "Guaranteed Withdrawal Amount") equal to your initial purchase payment (and any applicable Guaranteed Withdrawal Benefit Bonus), provided withdrawals or amounts applied to a pay-out option do not exceed the Annual Benefit Payment. (The initial Annual Benefit Payment is currently, 7% of your initial purchase payment and any applicable Guaranteed Withdrawal Benefit Bonus.) This benefit is intended to protect you against poor investment performance if your annual withdrawals or amounts applied to any annuity option are less than or equal to the Annual Benefit Payment. However, the Guaranteed Withdrawal Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. You may not have this benefit and the Guaranteed Minimum Income Benefit in effect at the same time. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Withdrawals taken under the Guaranteed Withdrawal Benefit during the first Contract Year will not be subject to a withdrawal charge under a Systematic Withdrawal Program.

If in any Contract Year you take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the Guaranteed Withdrawal Benefit guarantees that you or your beneficiary will receive from the Contract over time may be less than the Guaranteed Withdrawal Amount that represents your initial purchase payment (and any Guaranteed Withdrawal Benefit Bonus). This reduction may be significant. However, the Guaranteed Withdrawal Benefit charge will continue to be calculated based on the Guaranteed Withdrawal Amount until termination of the Deferred Annuity. The Guaranteed Withdrawal Amount does not decrease due to withdrawals.

The initial Benefit Base is the amount from which the Annual Benefit Payment is determined. If withdrawals exceed the Annual Benefit Payment, the Annual Benefit Payment may be recalculated based upon the Account Balance.

The Benefit Base is equal to:
 . Your initial purchase payment;
 . Increased by the applicable Guaranteed Withdrawal Benefit Bonus (currently,
   5% for the initial and each subsequent purchase payment);

 . Increased by each subsequent purchase payment;
 . Reduced dollar for dollar by withdrawals, including any withdrawal charges and any amounts applied toward pay-out option, for withdrawals that are equal to or less than the Annual Benefit Payment.

An additional reduction will be taken if any amount withdrawn:
    1. is not paid to the owner or the owner's bank account (or annuitant's bank account, if the owner is not a non-natural person) or
    2. results in cumulative withdrawals, including withdrawal charges and any amounts applied toward a pay-out option, for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Balance.

The reduction will result in the Benefit Base equal to the lesser of

    1. The Benefit Base before the withdrawal minus the amount of the withdrawal or;

    2. The Account Balance before the withdrawal minus the amount of the withdrawal.

The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the withdrawal rate, currently 7%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of the Annual Benefit Payment before the subsequent purchase payment and the withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. If withdrawals (including any charges, and any amounts applied toward a pay-out option) are less than the Annual Benefit Payment, the Annual Benefit Payment will not decrease. The Annual Benefit Payment will be recalculated and may be reduced if withdrawals, including any withdrawal charges and any amounts applied toward a pay-out option, (1) cumulatively exceed in any year the Annual Benefit Payment or (2) are not payable to the owner or the owner's bank account or the annuitant's bank account, if the owner is a non-natural person. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) the Account Balance (after a reduction for the withdrawals) multiplied by the 7% withdrawal rate.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.

The total amount guaranteed to be withdrawn over time may be less than the Guaranteed Withdrawal Amount. However, the Guaranteed Withdrawal Amount is always the amount against which the charge is calculated. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of the (1) Guaranteed Withdrawal Amount before the purchase payment or (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount.

  Optional Reset

An Optional Reset can result in an increase of the Annual Benefit Payment, the Benefit Base, the Guaranteed Withdrawal Amount and the charge for the benefit. The Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the Account Balance prior to the reset was less than the Guaranteed Withdrawal Amount prior to the reset. Starting with the fifth Contract Anniversary prior to the owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. We must receive your request in writing within a 30 day period prior to that Contract Anniversary provided that your Account Balance is larger than the Benefit Base immediately before the reset. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least five years since the last Optional Reset. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest joint owner is used to determine the birthday. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. The reset consists of the following:

Guaranteed Withdrawal Amount and Benefit Base: Equal to the Account Balance on the date of the reset plus the applicable Bonus Amount (currently, 0%);

Annual Benefit Payment: Equal to the Account Balance on the date of the reset multiplied by the 7% withdrawal rate; and

Charge: the charge will be reset to the then current charge, up to the maximum Optional Reset fee (0.95%).

While the purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase your total amount of Annual Benefit Payments, because the period of time over which these withdrawals can be taken is lengthened, the amount of each Annual Benefit Payment may be less than that prior to the reset.

The option will terminate:

    1. When you take a total withdrawal of your Account Balance (A pro-rata portion of the annual charge for this rider will apply);

    2. The date you apply your Account Balance to a pay-out option (A pro-rata portion of the annual charge for this rider will apply);

    3. When your Account Balance is not sufficient to pay the charge for this benefit (Whatever is available to pay the annual charge for this rider will apply);

    4. The owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Deferred Annuity and the spouse is less than 85 years old, or the annuitant dies (if the owner is a non-natural person);

    5. There is a change in owners, joint owners or annuitants (if the owner is a non-natural person) (A pro-rata portion of the annual charge for this rider will apply); or

    6. The Deferred Annuity is terminated (A pro-rata portion of the annual charge for this rider will apply).

If you take a full withdrawal of your Account Balance and that withdrawal does not exceed the Annual Benefit Payment or your Account Balance is reduced to zero because you did not have a sufficient balance to pay the Guaranteed Withdrawal Benefit fee and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the owner (or the annuitant if the owner is a non-natural person) or to your beneficiary, if you or the annuitant should die, on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code.

If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while this benefit is in effect, your beneficiary may elect to receive the Guaranteed Withdrawal Benefit as a death benefit instead of the Basic Death Benefit, the Annual Step-Up Death Benefit or Annual Step-Up or 5% Increase Death Benefit, if those benefits had been purchased by the owner(s). Otherwise, the provisions of those death benefits will determine the amount of the death benefit.

If the beneficiary elects the death benefit under the Guaranteed Withdrawal Benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently then annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a) (9) of the Internal Revenue Code and non-qualified contracts subject to
Section 72(s)). If you terminate this benefit because (1) you make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the charge for the benefit; or (3) the owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Deferred Annuity and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

The Guaranteed Withdrawal Benefit is available for an additional charge of 0.50% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. The charge is made by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)

Examples

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

A.  How Withdrawals Affect the Benefit Base

(1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 X 5%). Assume that the Account Balance grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

(2) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Balance shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Balance would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C.  How Withdrawals Affect the Annual Benefit Payment

(1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Balance by an additional $1,000, the Account Balance would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
    Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

(2) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Balance had increased to $150,000, the Account Balance would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E.  Putting It All Together

(1) When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Balance was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Account Balance would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

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

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                    0                0           100,000      105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350            7,350            42,650       75,600
 5                7,350            7,350            35,300       68,250
 6                7,350            7,350            27,950       60,900
 7                7,350            7,350            20,600       53,550
 8                7,350            7,350            13,250       46,200
 9                7,350            7,350             5,900       38,850
10                7,350            7,350                 0       31,500
11                7,350            7,350                 0       24,150
12                7,350            7,350                 0       16,800
13                7,350            7,350                 0        9,450
14                7,350            7,350                 0        2,100
15                2,100            2,100                 0            0
16
17
18
(2) When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Balance was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Account Balance would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Balance, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Balance after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% X $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                   $0               $0          $100,000     $105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350           10,000            40,000       40,000
 5                2,800            2,800            37,200       37,200
 6                2,800            2,800            34,400       34,400
 7                2,800            2,800            31,600       31,600
 8                2,800            2,800            28,800       28,800
 9                2,800            2,800            26,000       26,000
10                2,800            2,800            23,200       23,200
11                2,800            2,800            20,400       20,400
12                2,800            2,800            17,600       17,600
13                2,800            2,800            14,800       14,800
14                2,800            2,800            12,000       12,000
15                2,800            2,800             9,200        9,200
16                2,800            2,800             6,400        6,400
17                2,800            2,800             3,600        3,600
18                2,800            2,800               800          800


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

F.  How the Optional Reset Works

Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The Account Balance on the fifth contract anniversary grew due to market performance to $195,850. The fee is still .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $195,850, and the Annual Benefit Payment would become 7% X $195,850 = $13,710.

The Account Balance on the tenth contract anniversary grew due to market performance to $250,488. The fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $250,488, and the Annual Benefit Payment would become 7% X $250,488 = $17,534.

The Account Balance on the fifteenth contract anniversary grew due to market performance to $395,016. The fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $395,016, and the Annual Benefit Payment would become 7% X $395,016 = $27,651.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                    [CHART]

              Annual Benefit     Cumulative       Account
                Payment         Withdrawals       Balance
              --------------    -----------       -------
 1              $ 7,350.00      $  7,350.00      $105,000.00
 2                7,350.00        14,700.00       125,000.00
 3                7,350.00        22,050.00       130,000.00
 4                7,350.00        29,400.00       145,000.00
 5                7,350.00        36,750.00       185,000.00
 6               13,709.50        50,459.50       195,850.00
 7               13,709.50        64,169.00       175,000.00
 8               13,709.50        77,878.50       185,200.00
 9               13,709.50        91,588.00       189,300.00
10               13,709.50       105,297.50       205,200.00
11               17,534.16       122,831.70       250,488.00
12               17,534.16       140,365.80       260,322.00
13               17,534.16       157,900.00       245,000.00
14               17,534.16       175,434.10       285,000.00
15               17,534.16       192,968.30       315,000.00
16               27,651.12       220,619.40       395,016.00
17               27,651.12       248,270.50       410,100.00
18               27,651.12       275,921.70       425,200.00
19               27,651.12       303,572.80       420,200.00
20               27,651.12       331,223.90       452,000.00

7.  Advertising Performance

Add the following information to all descriptions of the components of various performance numbers:

All performance numbers do not assume charges for the Guaranteed Withdrawal Benefit.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                200 Park Avenue          Telephone: 800-638-7732
                New York, New York 10166

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